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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                          Date of Report: April 2, 2003
                        (Date of earliest event reported)


                    HEIDRICK & STRUGGLES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)


         Delaware                        000-25837               36-2681268
(State or other jurisdiction        (Commission File No.)      (IRS Employer
 of incorporation)                                           Identification No.)


                       233 South Wacker Drive, Suite 4200
                          Chicago, Illinois 60606-6303
                    (Address of Principal Executive Offices)

                                  312-496-1200
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

On April 2, 2003, Heidrick & Struggles International, Inc. issued a press release announcing the resignation of Philip A. Laskawy from the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Heidrick & Struggles International, Inc.
                  Press Release Dated April 2, 2003

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The inclusion of the information contained herein will not be deemed an admission as to the materiality of any of this information.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEIDRICK & STRUGGLES INTERNATIONAL, INC.


                                        /s/ Fritz E. Freidinger
                                      ------------------------------------------
                                      Fritz E. Freidinger, Secretary

Dated: April 2, 2003